SUPPLEMENT DATED SEPTEMBER 25, 2025
TO

PROSPECTUSES DATED APRIL 30, 2010
FOR KEYPORT CHARTER AND KEYPORT LATITUDE

PROSPECTUS DATED APRIL 30, 2004
FOR KEYPORT VISTA

ISSUED BY DELAWARE LIFE INSURANCE COMPANY
KEYPORT VARIABLE ACCOUNT A

This supplement contains information about the Wanger Acorn and the Wanger International funds (the “Funds”) that are available as investment options under your Contract.  Effective July 7, 2025, Columbia Management Investment Advisers, LLC replaced Wanger Asset Management, LLC as adviser for the Funds.

THE CONTRACTS REFERENCED IN THIS SUPPLEMENT ARE NO LONGER FOR SALE.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.